UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2015

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.
Delaware	Solera Holdings, Inc. 7 Village Circle, Suite 100 Westlake, TX 76262 Telephone: (817) 961-2100	001-33461	26-1103816

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 14, 2015, Solera Holdings, Inc., a Delaware corporation (“Solera” or “our”), issued certain employee and customer communications relating to the proposed acquisition of Solera by Vista Equity Partners and other investors, each of which is filed as an exhibit to this report and incorporated herein by reference.

Rule 14(a)-12 Matters

In connection with the proposed merger (the “Merger”), Solera intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, Solera will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting of stockholders relating to the Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT SOLERA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement and other relevant materials (when available), and any and all documents filed by Solera with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by Solera via Solera’s Investor Relations section of its website at www.solera.com or by contacting Solera’s Investor Relations Department at (817) 961-2097.

This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Solera and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the agreement governing the Merger (the “Merger Agreement”). Information regarding Solera’s directors and executive officers is contained in Solera’s proxy statement dated October 6, 2014, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Solera’s 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement to be filed by Solera in connection with the Merger.

Cautions Regarding Forward Looking Statements

The solicitation forward-looking statements, including statements about: the expected completion of the Merger (including the timing thereof) and Vista’s ability to consummate the Merger (including but not limited to the receipt of all required regulatory approvals), the expected receipt of financing sufficient to consummate the Merger, our expected proliferation of our world-class solutions and services for our customers, and our expectation to further strengthen our global leadership in risk and asset management technologies. These statements are based on our current expectations, estimates and assumptions, and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in the Merger and our business, including, without limitation: the risk that Solera stockholders do not approve the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the response by stockholders to the Merger; the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; the failure to obtain the necessary funding under the financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; risks related to disruption of Solera management’s attention from Solera’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on Solera’s relationships with its customers, suppliers, operating results and business generally; the risk that any announcements relating to the Merger could have adverse effects on the market price of Solera’s common stock; the outcome of any legal proceedings related to the Merger; Solera’s ability to recognize expected benefits of the Merger; risks related to employee retention as a result of the Merger; the risk that the Merger will not be consummated within the expected time period or at all; our ability to successfully introduce new software and services (including but not limited to our risk and asset management platform and our Digital Garage software application); our dependence on a limited number of key personnel; risks associated with the uncertainty in and volatility of global economic conditions; effects of competition on our software and service pricing, as well as our business; rapid technology changes in our industries, which could affect customer decisions regarding the purchase of our software and services; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including regulatory matters; risks associated with operating a diversified business in multiple countries; our reliance on third-party products and data sources; our reliance on a limited number of customers for a substantial portion of our revenues; and effects of security breaches on our business and reputation. For a discussion of these and other factors that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements, please refer to our filings with the Securities and Exchange Commission, particularly our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Solera is under no obligation to (and specifically disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Form of Letter to Employees

99.2	Form of Letter to Certain Customers

99.3	Form of Letter Template for Certain Customers

99.4	Frequently Asked Questions – Talking Points

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera Holdings, Inc.
(Registrant)

Date: September 14, 2015	/s/ JASON M. BRADY
Jason M. Brady Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Form of Letter to Employees

99.2	Form of Letter to Certain Customers

99.3	Form of Letter Template for Use with Customers

99.4	Frequently Asked Questions – Talking Points